                                                                   Exhibit 10.10

                               AMENDMENT NUMBER 4
                                       TO
                           SERIES 1997-ONE SUPPLEMENT

          THIS AMENDMENT NUMBER 4 dated as of October 12, 1998 (this "AMENDMENT") to the SERIES 1997-ONE SUPPLEMENT, dated as of August 29, 1997 (as amended prior to the date hereof, the "SERIES 1997-ONE SUPPLEMENT"), is among CompuCredit Funding Corp., as Transferor, CompuCredit Corporation, as Servicer and Bankers Trust Company, a New York banking company, as Trustee. The Series 1997-One Supplement supplements that Pooling and Servicing Agreement dated as of August 29, 1997 (as amended and supplemented, the "POOLING AND SERVICING AGREEMENT") among the Transferor, the Servicer and the Trustee.

                                    RECITALS

          WHEREAS, pursuant to Section 13.01(b) of the Pooling and Servicing Agreement, the parties to the Series 1997-One Supplement have determined to amend the Series 1997-One Supplement in certain respects as provided below;

          WHEREAS, the Class A Certificateholder and the Class B
Certificateholder are willing to consent to such amendments;

          WHEREAS, pursuant to Section 3.3(1) and 3.3(x) of the Certificate Purchase Agreement, the Agent is willing to consent to such amendments;

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Series 1997-One Supplement is hereby amended as follows:

     (a) The definition of "Aggregate Subordination Percentage" is hereby deleted in its entirety and the following is substituted therefor:

          "AGGREGATE SUBORDINATION PERCENTAGE" shall mean, for any date of determination, the greater of (a) *[material omitted] or (b) the percentage equivalent of a fraction, the numerator of which is equal to the sum, for all FICO Risk Score ranges shown in the table below, of (a) the total amount of Principal Receivables in the Trust (calculated without taking into account any Discount Option Receivables) as of the last day of the preceding Monthly Period for all Accounts with FICO Risk Sores in the range specified in the left-hand column of the table below, multiplied by (b) the Subordination Percentage associated with the FICO Risk Score range specified in the right-hand column of the table below, and the denominator of which is equal to the total amount of Principal Receivables in the Trust (calculated without taking into account any Discount Option Receivables) as of the last day of the preceding Monthly Period.

  --------------------------------------------------- ---------------------
                  FICO Risk                               Subordination
                     (*)                                    Percentage
                 Score Range
  --------------------------------------------------- ---------------------
 *[material omitted]                          *[material omitted]

(*)  FICO risk score at the time of initial booking of the account
-----------
* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 under the Securities Act of 1933.

     (b) The definition of "Spread Account Cap Percentage" is hereby deleted in its entirety and the following is substituted therefor:

          "SPREAD ACCOUNT CAP PERCENTAGE" shall mean, as of any date of determination, if the most recent two-month average (calculated as of the Determination Date immediately preceding such date) of the Net Yield for such date is greater than or equal to the percentage set forth in the left-hand column of the table below, and less than the percentage set forth in the middle column of the table below, an amount equal to the percentage set forth next to such percentage in the right-hand column of the table below:


-------------------------------------------- ------------------- --------------------------------
                           Average Net Yield
-------------------------------------------- ------------------- --------------------------------
            Greater Than or                                               Spread Account
                Equal To                         Less Than                Cap Percentage
-------------------------------------------- ------------------- --------------------------------
                  9.0%                                                           0%
-------------------------------------------- ------------------- --------------------------------
                  7.0%                              9.0%                        2.0%
-------------------------------------------- ------------------- --------------------------------
                  5.0%                              7.0%                        5.0%
-------------------------------------------- ------------------- --------------------------------
                  3.0%                              5.0%                       10.0%
-------------------------------------------- ------------------- --------------------------------
                                                    3.0%                      100.0%
-------------------------------------------- ------------------- --------------------------------

          SECTION 2. SERIES 1997-ONE SUPPLEMENT IN FULL FORCE AND EFFECT. Except as specifically amended hereby, all of the terms and conditions of the Series 1997-One Supplement shall remain in full force and effect. All references to the Series 1997-One Supplement in any other document or instrument shall be deemed to mean such Series 1997-One Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Series 1997-One Supplement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Series 1997-One Supplement, as amended by this Amendment, as though the terms and obligations of the Series 1997-One Supplement were set forth herein.

          SECTION 3. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 5. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein or amended by the terms of this Amendment shall have the meanings assigned to such terms in the Series 1997-One Supplement and the Pooling and Servicing Agreement.

          SECTION 6. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective as of November 1, 1998 upon receipt by the Agent of the fees provided for in the Supplemental Fee Letter 1 dated as of October 12, 1998 among the Transferor, the Agent and Enterprise Funding Corporation.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                    COMPUCREDIT FUNDING CORP.,
                                        as Transferor,

                                    By:   /s/ Brett M. Samsky
                                          --------------------------------
                                          Name:
                                          Title:

                                    COMPUCREDIT CORPORATION,
                                        as Servicer,

                                    By:   /s/ Brett M. Samsky
                                          --------------------------------
                                          Name:
                                          Title:

                                    BANKERS TRUST COMPANY,
                                        as Trustee,

                                    By:   /s/ Patricia M.F. Russo
                                          --------------------------------
                                          Name: Patricia M.F. Russo
                                          Title: Vice President

Acknowledged and agreed to
as of this 12th day of
October, 1998

NATIONSBANK, N.A.,
     as Agent and as Bank Investor
     under the Certificate Purchase
     Agreement

By:  /s/ Elliott Lemon
     --------------------------------
     Name: Elliott Lemon
     Title: Vice President

               [Amendment Number 4 to Series 1997-One Supplement]


ENTERPRISE FUNDING CORPORATION,
    as Class A Certificateholder

By: [illegible]
    --------------------------------
    Name:
    Title:

COMPUCREDIT FUNDING CORP.,
    as Class B Certificateholder

By: /s/ Brett M. Samsky
    --------------------------------
    Name:
    Title:






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